Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS FOURTH QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (March 4, 2015) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the fourth quarter and year ended December 31, 2014.

Three-Month Periods Ended December 31, 2014 and 2013

•	After adjusting for the 2014 period, $0.2 million ($0.1 million, net of income tax ) or $0.01 per diluted share and for the 2013 period $9.6 million ($5.9 million, net of income tax) or $0.19 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $300.5 million compared to $303.5 million in 2013.

•	Net income from continuing operations attributable to Amedisys, Inc. of $9.0 million compared to net loss from continuing operations of $2.2 million in 2013. (Net income from continuing operations attributable to Amedisys, Inc. of $9.1 million compared to net loss from continuing operations attributable to Amedisys, Inc. of $8.2 million in 2013 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.27 compared to net loss from continuing operations attributable to Amedisys, Inc. of $0.07 per diluted share in 2013. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.28 compared to net loss from continuing operations attributable to Amedisys Inc. per diluted share of $0.26 in 2013 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $22.9 million compared to $6.8 million in 2013.

Twelve-Month Periods Ended December 31, 2014 and 2013

•	After adjusting for the 2014 period, $17.7 million ($10.9 million, net of income tax ) or $0.33 per diluted share and for the 2013 period $158.2 million ($98.3 million, net of income tax) or $3.14 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $1,204.5 million compared to $1,249.3 million in 2013.

•	Net income from continuing operations attributable to Amedisys, Inc. of $23.9 million compared to net income from continuing operations of $5.2 million in 2013. (Net income from continuing operations attributable to Amedisys, Inc. of $13.0 million compared to net loss from continuing operations attributable to Amedisys, Inc. of $93.1 million in 2013 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.73 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.16 per diluted share in 2013. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.40 compared to net loss from continuing operations attributable to Amedisys Inc. per diluted share of $2.98 in 2013 on a GAAP basis.)

•	EBITDA of $74.3 million compared to $48.9 million in 2013.

Paul B. Kusserow, President and Chief Executive Officer stated, “Amedisys made great strides in 2014 resulting in stabilized operations and improved financial performance while remaining focused on providing high-quality patient care. I am particularly proud of the way our employees and leadership team responded to the challenges in front of them. I am fortunate to have the opportunity to lead a great organization with such a critical mission, and I look forward to the opportunities in front of us.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*See pages 10 & 11 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 10:00 a.m. ET to either (877) 512-9171 (Toll free) or (815) 573-0979, use conference ID #86602957. A replay of the conference call will be available through April 4, 2015. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll) and use conference ID #86602957.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income (loss) from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	As of December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$8,032	$17,303
Patient accounts receivable, net of allowance for doubtful accounts of $14,317 and $14,231	99,325	111,133
Prepaid expenses	8,493	10,669
Deferred income taxes	—	55,329
Other current assets	19,708	10,785
Assets held for sale	—	60

Total current assets	135,558	205,279
Property and equipment, net of accumulated depreciation of $146,438 and $129,891	137,455	159,025
Goodwill	205,587	208,915
Intangible assets, net of accumulated amortization of $25,374 and $25,133	33,193	36,690
Deferred income taxes	124,788	90,214
Other assets, net	33,161	26,283

Total assets	$669,742	$726,406

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$16,056	$20,139
Accrued charge related to U.S. Department of Justice settlement	—	150,000
Payroll and employee benefits	75,553	70,801
Accrued expenses	56,329	57,572
Current portion of long-term obligations	12,000	13,904
Current portion of deferred income taxes	2,385	—

Total current liabilities	162,323	312,416
Long-term obligations, less current portion	104,372	33,000
Other long-term obligations	5,285	8,511

Total liabilities	271,980	353,927

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,569,526 and 33,413,970 shares issued; and 33,594,572 and 32,538,971 shares outstanding	35	33
Additional paid-in capital	481,762	467,890
Treasury stock at cost, 974,954 and 874,999 shares of common stock	(19,860)	(18,176)
Accumulated other comprehensive income	15	15
Retained earnings	(64,785)	(77,561)

Total Amedisys, Inc. stockholders’ equity	397,167	372,201
Noncontrolling interests	595	278

Total equity	397,762	372,479

Total liabilities and equity	$669,742	$726,406

Statement of Operations Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2014	2013	2014	2013
Net service revenue	$300,528	$303,497	$1,204,554	$1,249,344
Cost of service, excluding depreciation and amortization	171,375	179,336	691,061	717,996
General and administrative expenses:
Salaries and benefits	68,465	73,806	292,497	302,564
Non-cash compensation	2,400	1,586	5,597	6,519
Other	33,404	41,457	143,644	164,991
Provision for doubtful accounts	2,976	3,445	16,294	15,882
Depreciation and amortization	6,198	8,565	28,307	36,871
U.S. Department of Justice settlement	—	—	—	150,000
Goodwill and other intangibles impairment charge	899	5,664	3,107	9,492

Operating expenses	285,717	313,859	1,180,507	1,404,315

Operating income (loss)	14,811	(10,362)	24,047	(154,971)
Other income (expense):
Interest income	48	14	94	54
Interest expense	(2,614)	(1,934)	(8,217)	(4,412)
Equity in earnings from equity investments	757	466	2,991	1,520
Miscellaneous, net	1,517	(1,740)	2,061	4,334

Total other income (expense), net	(292)	(3,194)	(3,071)	1,496

Income (loss) before income taxes	14,519	(13,556)	20,976	(153,475)
Income tax (expense) benefit	(5,188)	5,038	(7,671)	58,773

Income (loss) from continuing operations	9,331	(8,518)	13,305	(94,702)
Discontinued operations, net of tax	—	(1,459)	(216)	(3,073)

Net income (loss)	9,331	(9,977)	13,089	(97,775)
Net (income) loss attributable to noncontrolling interests	(196)	349	(313)	1,597

Net income (loss) attributable to Amedisys, Inc.	$9,135	$(9,628)	$12,776	$(96,178)

Basic earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.28	$(0.26)	$0.40	$(2.98)
Discontinued operations, net of tax	—	(0.04)	(0.01)	(0.10)

Income (loss) attributable to Amedisys, Inc. common stockholders	$0.28	$(0.30)	$0.39	$(3.08)

Weighted average shares outstanding	32,621	31,685	32,301	31,247

Diluted earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.28	$(0.26)	$0.40	$(2.98)
Discontinued operations, net of tax	—	(0.04)	(0.01)	(0.10)

Income (loss) attributable to Amedisys, Inc. common stockholders	$0.28	$(0.30)	$0.39	$(3.08)

Weighted average shares outstanding	33,188	31,685	32,823	31,247

Amounts attributable to Amedisys, Inc. common stockholders:
Income (loss) from continuing operations	$9,135	$(8,169)	$12,992	$(93,105)
Discontinued operations, net of tax	—	(1,459)	(216)	(3,073)

Net income (loss)	$9,135	$(9,628)	$12,776	$(96,178)

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2014	2013	2014	2013
Net cash provided by (used in) operating activities	$4,595	$8,401	$(65,534)	$102,263
Net cash used in investing activities	(5,138)	(11,002)	(14,300)	(46,458)
Net cash provided by (used in) financing activities	3,033	(23,722)	70,563	(53,047)

Net increase (decrease) in cash and cash equivalents	2,490	(26,323)	(9,271)	2,758
Cash and cash equivalents at beginning of period	5,542	43,626	17,303	14,545

Cash and cash equivalents at end of period	$8,032	$17,303	$8,032	$17,303

Days revenue outstanding, net (1)	29.4	32.1	29.4	32.1

(1)	Our calculation of days revenue outstanding, net at December 31, 2014 and 2013 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended December 31, 2014 and 2013, respectively.

Supplemental Information – Home Health

	For the Three-Month Periods Ended December 31,
	2014	2013
Financial Information (in millions):
Medicare	$186.0	$193.1
Non-Medicare	53.5	45.3

Net service revenue	239.5	238.4
Cost of service	138.7	144.4

Gross margin	100.8	94.0
Other operating expenses	67.6	79.4

Operating income before impairment (1)	$33.2	$14.6

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	4%	(11%)
Admissions	2%	(1%)
Recertifications	2%	(16%)
Total (3):
Admissions	42,586	45,405
Recertifications	24,795	25,609
Completed episodes	66,563	69,034
Visits	1,173,830	1,230,625
Average revenue per completed episode (4)	$2,850	$2,840
Average revenue per completed episode including sequestration (5)	$2,793	$2,783
Visits per completed episode (6)	17.5	17.5

Non-Medicare:
Same Store Volume (2):
Revenue	26%	(16%)
Admissions	22%	(7%)
Recertifications	22%	(24%)
Total (3):
Admissions	21,312	18,898
Recertifications	8,328	7,310
Visits	433,086	370,103

Total (3):
Cost per Visit	$86.29	$90.21
Visits	1,606,916	1,600,728

	For the Years Ended December 31,
	2014	2013
Financial Information (in millions):
Medicare	$751.5	$803.8
Non-Medicare	205.4	183.9

Net service revenue	956.9	987.7
Cost of service	559.4	578.9

Gross margin	397.5	408.8
Other operating expenses	292.8	325.3

Operating income before impairment (1)	$104.7	$83.5

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	1%	(10%)
Admissions	0%	0%
Recertifications	1%	(18%)
Total (3):
Admissions	175,476	188,566
Recertifications	102,263	107,908
Completed episodes	271,217	290,780
Visits	4,794,609	5,177,976
Average revenue per completed episode (4)	$2,827	$2,817
Average revenue per completed episode including sequestration (5)	$2,770	$2,775
Visits per completed episode (6)	17.3	17.5

Non-Medicare:
Same Store Volume (2):
Revenue	19%	(20%)
Admissions	17%	(13%)
Recertifications	13%	(24%)
Total (3):
Admissions	83,759	76,551
Recertifications	32,074	30,304
Visits	1,651,745	1,531,781

Total (3):
Cost per Visit	$86.77	$86.27
Visits	6,446,354	6,709,757

(1)	Operating income of $ 32.8 million and $103.1 million on a GAAP basis for the quarter and year ended December 31, 2014, respectively. Operating income of $ 9.9 million and $75.0 million on a GAAP basis for the quarter and year ended December 31, 2013, respectively.
(2)	Medicare and Non-Medicare revenue, admissions or recertifications same store volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which excludes the impact of sequestration.
(5)	Average Medicare revenue per completed episode including sequestration is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(6)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information – Hospice

	For the Three-Month Periods Ended December 31,
	2014	2013
Financial Information (in millions):
Medicare revenue	$57.5	$61.4
Non-Medicare revenue	3.5	3.7

Net service revenue	61.0	65.1
Cost of service	32.7	34.9

Gross margin	28.3	30.2
Other operating expenses	14.5	16.9

Operating income before impairment (1)	$13.8	$13.3

Key Statistical Data:
Same store Medicare revenue growth (2)	(1%)	(8%)
Same store Non-Medicare revenue growth (2)	7%	(8%)
Hospice admits	4,134	4,371
Average daily census	4,510	4,866
Revenue per day	$147.16	$145.60
Cost of service per day	$78.62	$77.63
Average length of stay	102	98

	For the Years Ended December 31,
	2014	2013
Financial Information (in millions):
Medicare revenue	$232.6	$246.4
Non-Medicare revenue	15.0	15.2

Net service revenue	247.6	261.6
Cost of service	131.7	139.1

Gross margin	115.9	122.5
Other operating expenses	61.9	72.5

Operating income before impairment (1)	$54.0	$50.0

Key Statistical Data:
Same store Medicare revenue growth (2)	(2%)	(9%)
Same store Non-Medicare revenue growth (2)	6%	(3%)
Hospice admits	17,081	18,335
Average daily census	4,618	4,964
Revenue per day	$146.93	$144.43
Cost of service per day	$77.93	$76.45
Average length of stay	100	100

(1)	Operating income of $13.3 million and $52.5 million on a GAAP basis for the quarter and year ended December 31, 2014, respectively. Operating income of $12.2 million and $49.0 million on a GAAP basis for the quarter and year ended December 31, 2013, respectively.
(2)	Same store Medicare and Non-Medicare revenue volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue for the period as a percent of the Medicare and Non-Medicare revenue of the prior period.

Supplemental Information – Corporate

	For the Three-Month Periods Ended December 31,
	2014	2013
Financial Information (in millions):
Other operating expenses	$27.6	$26.9
Depreciation and amortization	3.7	5.6

Total before U.S. Department of Justice settlement (1)	$31.3	$32.5

	For the Years Ended December 31,
	2014	2013
Financial Information (in millions):
Other operating expenses	$114.4	$104.5
Depreciation and amortization	17.2	24.5

Total before U.S. Department of Justice settlement (1)	$131.6	$129.0

(1)	Total of $279.0 million on a GAAP basis for the year ended December 31, 2013.

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc.	$9,135	$(9,628)	$12,776	$(96,178)
Less:
Discontinued operations, net of tax	—	(1,459)	(216)	(3,073)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	9,135	(8,169)	12,992	(93,105)
Add:
Income tax expense (benefit)	5,188	(5,038)	7,671	(58,773)
Interest expense, net	2,566	1,920	8,123	4,358
Depreciation and amortization	6,198	8,565	28,307	36,871

EBITDA (1)	23,087	(2,722)	57,093	(110,649)
Add:
Certain items (2)	(214)	9,626	17,673	158,177
Deferred financing fees (2)	—	(118)	(488)	(118)
Tax adjustments (2)	—	—	—	1,534

Adjusted EBITDA (3)	$22,873	$6,786	$74,278	$48,944

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc.	$9,135	$(9,628)	$12,776	$(96,178)
Less:
Discontinued Operations, net of tax	—	(1,459)	(216)	(3,073)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	9,135	(8,169)	12,992	(93,105)
Add:
Certain items (2)	(138)	5,930	10,880	98,326

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. (4)	$8,997	$(2,239)	$23,872	$5,221

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.28	$(0.30)	$0.39	$(3.08)
Less:
Discontinued operations, net of tax	—	(0.04)	(0.01)	(0.10)

Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	0.28	(0.26)	0.40	(2.98)
Add:
Certain items (2)	(0.01)	0.19	0.33	3.14

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.27	$(0.07)	$0.73	$0.16

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	The following details the certain other items for the three-months and years ended December 31, 2014 and 2013:

	For the Three-Month Period Ended December 31, 2014			For the Year Ended December 31, 2014
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Other intangibles impairment charge	$899	$578	$0.01	$3,107	$1,938	$0.05
Exit and restructuring activity costs	—	—	—	9,954	6,132	0.19
Relator fees	—	—	—	3,938	2,426	0.07
OIG self-disclosure	—	—	—	1,450	893	0.03
Software write-off	—	—	—	1,465	902	0.03
Gain on sale of care centers	—	—	—	(2,131)	(1,313)	(0.04)
Partial claim recovery	(1,113)	(716)	(0.02)	(1,113)	(716)	(0.02)
Deferred financing fees	—	—	—	488	301	0.01
Loss on disposal of in-patient facility	—	—	—	515	317	0.01

Total	$(214)	$(138)	$(0.01)	$17,673	$10,880	$0.33

	For the Three-Month Period Ended December 31, 2013			For the Year Ended December 31, 2013
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
U.S. Department of Justice settlement	$—	$—	$—	$150,000	$93,878	$3.00
Goodwill and other intangibles impairment charge	5,664	3,489	0.11	9,492	5,847	0.18
Exit and restructuring activity costs	2,313	1,425	0.05	3,882	2,391	0.08
D&O proceeds	—	—	—	(5,530)	(3,406)	(0.11)
Debt Costs	966	595	0.02	966	595	0.02
Tax adjustment	—	—	—	(1,534)	(1,534)	(0.05)
OIG self-disclosure	—	—	—	997	614	0.02
Gain on sale of care centers	—	—	—	(779)	(480)	(0.01)
Sale of airplane	683	421	0.01	683	421	0.01

Total	$9,626	$5,930	$0.19	$158,177	$98,326	$3.14

(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.